UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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Middlesex Water Company
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 7, 2016

Dear Shareholder:

I am pleased to invite you to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Middlesex Water Company which will be held at our offices located at 1500 Ronson Road, Iselin, New Jersey 08830 on Tuesday, May 24, 2016 at 11:00 a.m. Eastern Daylight Time. The accompanying formal Notice of Annual Meeting and Proxy Statement set forth the details regarding admission to the Annual Meeting, directions, as well as the business to be conducted.

The Proxy Statement contains three proposals recommended by our Board for adoption: 1) the election of four Directors, 2) a non-binding advisory vote to approve named executive officer compensation, and 3) the ratification of the Audit Committee’s appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for 2016. The Board encourages you to vote FOR each of these proposals. In addition to the specific matters subject to your vote, management will report on Company activities. We welcome this opportunity to meet with our shareholders and look forward to your comments and questions.

Instructions for voting are found in this Proxy Statement and are contained on the proxy or voting instruction card. It is important that your shares be represented and voted, regardless of the size of your holdings. Whether or not you plan to attend the Annual Meeting, I encourage you to vote your shares in advance of the meeting using any one of the convenient methods described.

On behalf of the Board, I appreciate your continued support of Middlesex Water Company. I look forward to seeing you at the Annual Meeting.

Sincerely, Dennis W. Doll Chairman

A Provider of Water, Wastewater and Related Products and Services

YOUR VOTE IS IMPORTANT

We urge you to vote using telephone or internet voting, if available to you, or if you received these proxy materials by U.S. mail, by completing, signing, dating and returning the enclosed proxy card promptly. If voting by phone, please call the toll-free number found on your Notice on Internet Availability of Proxy Materials (“NOIA”) or on your proxy card. To vote via the Internet , please visit the website shown on your NOIA (www.proxyvote.com) Shareholders are invited to view the Investor Relations section of our website at www.MiddlesexWater.com and the following website www.proxyvote.com until 11:59 pm Eastern Daylight Time on May 23, 2016 to transmit voting instructions. (Shareholders will need the 12-digit control number from the proxy card or NOIA to view proxy materials at www.proxyvote.com).

Shareholders of record may deliver their completed proxy card in person at the Annual Meeting or by completing a ballot available upon request at the Annual Meeting. Please note that if you are a beneficial owner whose shares are held in the name of a bank, broker or other nominee, you must obtain a legal proxy, executed in your favor, from the shareholder of record (that is, your bank, broker or nominee) to be able to vote at the Annual Meeting. Beneficial owners of shares of Common Stock held in street name through a bank or brokerage account should follow the voting instructions enclosed with their proxy materials.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

TUESDAY, MAY 24, 2016–Annual Meeting

Middlesex Water Company
1500 Ronson Road
Iselin, New Jersey 08830

Middlesex Water Company’s Annual Meeting of Shareholders (the “Annual Meeting) will be held at the Company’s headquarters, 1500 Ronson Road, Iselin, New Jersey on Tuesday, May 24, 2016 at 11:00 a.m. (Eastern Daylight Time). Directions to our headquarters can be found on the back cover of the Proxy Statement. At the Annual Meeting, shareholders will be asked to:

1. Elect the following Directors (See page 7):

Kim C. Hanemann, Amy B. Mansue, Steven M. Klein, Walter G. Reinhard

2. Approve, by non-binding advisory vote, the compensation of our named executive officers; (See page 25).

3. Ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; (See page 27)

4. We may also transact such other business that may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board of Directors (the “Board”) has fixed the close of business on March 28, 2016 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. Please note that in the absence of specific instructions as to how to vote, brokers may not vote your shares on the election of Directors or the non-binding proposal regarding the compensation of our executive officers. Please return your proxy card so your vote can be counted.

This year, we are again using the U.S. Securities and Exchange Commission’s Notice and Access Model (“Notice and Access”) which allows us to deliver proxy materials via the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides shareholders with a convenient method to access the proxy materials and vote, reduces the costs of printing and distributing proxy materials, and allows us to conserve natural resources in alignment with our role as an environmental steward. On or about April 7, 2016, we will mail a Notice of Internet Availability of Proxy Materials (“NOIA”) containing instructions on how to access our proxy statement and our 2015 Annual Report online and how to vote via the Internet. The NOIA also contains instructions on how to receive a paper copy of the proxy materials and our 2015 Annual Report.

Iselin, New Jersey April 7, 2016	By Order of the Board, Jay L. Kooper Vice President, General Counsel and Secretary

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PROXY STATEMENT

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. It does not contain all of the information you should consider. You should read the entire Proxy Statement prior to voting. Our Proxy Statement and other proxy materials are first being made available to our shareholders on or about April 7, 2016.

General Information (See Pages 3 To 5)

Meeting: Annual Meeting of Shareholders

Meeting Date: Tuesday, May 24, 2016

Time: 11.a.m. Eastern Daylight Time

Location: 1500 Ronson Road, Iselin, New Jersey

Record Date: March 28, 2016

Common Stock Outstanding: 16,240,167

Transfer Agent: Broadridge Financial Services

Stock Symbol: MSEX

Exchange: Nasdaq

State of Incorporation: New Jersey

Year of Incorporation: 1897

Corporate Website: www.MiddlesexWater.com

Shareholder Service Website: www.shareholder.broadridge.com\middlesexwater

Corporate Governance: See Pages 10 To 15)

Four Director Nominees for Election:

Kim C. Hanemann, Class I, Term: 2 Years

Amy B. Mansue, Class II, Term: 3 Years

Steven M. Klein, Class II, Term: 3 Years

Walter G. Reinhard, Class II, Term: 3 Years

Director Election: Plurality of Votes Cast

The Board recommends a vote “FOR” each of the Director nominees.

Director Attendance at 2015 Annual Meeting: 100%
Board Meetings in 2015: 12

Director Attendance at Board Meetings: 96%

Standing Board Committees (Meetings in 2015): 17

Audit Committee (4)

Compensation Committee (2)

Corporate Governance Committee (4)

Nominating: (2)

Pension (5)

Ad Hoc Pricing Committee (0)

Corporate Governance Materials:

www.MiddlesexWater.com

Board Communication:

Middlesex Water Company
Attn.: Corporate Secretary

1500 Ronson Road
Iselin, New Jersey 08830

Executive Compensation: (See Pages 17 To 24)

CEO: Dennis W. Doll (CEO Since 2006)

CEO 2015 Compensation:

Salary: $485,802

Long Term Equity Award: $271,936

All other Compensation: $47,391

Total Compensation: $891,173

Pay for Performance: Yes

Stock Ownership Guidelines: Yes

Clawback Policy: Yes
No Hedging Policy: Yes

Other Items to be Voted On (See Pages 25 To 27)

  Non-binding Advisory vote to Approve Executive Compensation
  Ratification of Appointment of Independent Registered Public Accounting Firm

The Board recommends a vote “FOR” each of these two items.

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GENERAL INFORMATION

1.	What is the purpose of the meeting?

At the Annual Meeting of Shareholders (the “Annual Meeting”), shareholders of the Company will consider and vote upon three proposals:

•	Election of four (4) Directors.
•	A non-binding advisory vote to approve named executive officer compensation.
•	Ratification of the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

Shareholders may also vote upon such other matters as may properly come before the Annual Meeting or any postponement or adjournment thereof.

2.	Why am I receiving these proxy materials?

We are furnishing you these proxy materials in connection with the solicitation of proxies on behalf of our Board for use at the Annual Meeting. This Proxy Statement includes information we are required to provide under U.S. Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.

3.	How can I get electronic access to the proxy materials?

The Notice of Internet Availability (“NOIA”) will provide you with instructions how to: 1) view on the Internet our proxy materials for the Annual Meeting; and 2) instruct us to send proxy materials to you by mail. The proxy materials are also available on our website at www.MiddlesexWater.com under the “Investor Relations” tab. Information on our website does not constitute part of this Proxy Statement.

4.	What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. If you designate someone as your proxy or proxy holder in a written document, that document is called a proxy or a proxy card. James F. Cosgrove and Jeffries Shein have been designated as proxies or proxy holders for the Annual Meeting. Proxies properly executed and received by our Corporate Secretary prior to the Annual Meeting, and not revoked, will be voted in accordance with the terms thereof.

5.	How are other proxy materials being furnished?

Under rules adopted by the SEC, we have chosen to furnish our proxy materials to our shareholders over the Internet and to provide a NOIA of proxy materials by mail, rather than mailing a full set of the printed proxy materials. As a result, the Company is able to reduce printing and postage costs, as well as minimize adverse impact on the environment and help preserve our natural resources. If you receive a NOIA, you will not receive a printed copy of our proxy materials in the mail unless you request them by following the instructions provided in the NOIA. Instead, the NOIA instructs you how to access and review all of the information contained in the Proxy Statement and Annual Report to Shareholders. The NOIA also explains how you may submit your proxy over the Internet. If you would like to receive a printed copy of our proxy materials, you should follow the instructions in the NOIA.

6.	Who is entitled to vote at the Annual Meeting?

Shareholders of record at the close of business on March 28, 2016, which we refer to as the Record Date, (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, we had 16,240,167 shares of Middlesex Water Company (“Common Stock”) issued and outstanding, each entitled to one vote. A complete list of the shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder of record at our offices at 1500 Ronson Road, Iselin, NJ 08830 for a period of 10 days prior to the Annual Meeting. The list will also be available for examination by any shareholder of record at the Annual Meeting.

7.	What is the difference between holding shares as a shareholder of record and as a beneficial owner holding shares in “street name”?

You are a “Shareholder of Record” if, at the close of business on the Record Date, your shares were registered directly in your name with Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”), our transfer agent. You are a beneficial owner if, at the close of business on the Record Date, your shares were held by a brokerage firm or other nominee and not in your name. Being a beneficial owner means that your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or nominee provides.

8.	How will my shares be voted if I do not vote or if I have not provided instructions to my broker?

All shares that have been properly voted, whether by Internet, telephone or U.S. mail, and not revoked, will be voted at the Annual Meeting in accordance with your instructions. If you are a shareholder of record and you do not vote by proxy card, by telephone, via the Internet or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board.

If any other matters are properly presented at the Annual Meeting for consideration and if you have voted your shares by Internet, telephone or mail, the persons named as proxies in the proxy card will have the discretion to vote on those registered matters for you.

If you are the beneficial owner and you do not direct your broker or nominee how to vote your shares, your broker or nominee may vote your shares on only those proposals for which it has discretion to vote.

Please note that under the rules of the Nasdaq Stock Market (“Nasdaq”) your bank, broker or other nominee may not vote your shares with respect to matters considered non-routine (Proposals 1 and 2). Proposal 3, the ratification of our auditor is a routine matter on which brokers and nominees can vote on behalf of their clients if clients do not furnish voting instructions.

9.	How many votes must be present to hold the Meeting?

In order for the Annual Meeting to be conducted, a majority of the outstanding shares of Common Stock as of the Record Date must be present in person or represented by proxy at the Annual Meeting. This is referred to as a quorum.

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10.	What is the vote required for each proposal and what are my voting choices?
Proposal	Vote Required	Broker Discretionary Vote Allowed
Proposal 1 - Election of four Directors	Plurality of votes cast	No
Proposal 2 - Advisory vote on executive compensation	Majority of the shares entitled to vote and present or represented by proxy	No
Proposal 3 - Ratification of auditors for 2016	Majority of the shares entitled to vote and present or represented by proxy	Yes

With respect to Proposal 1, the election of Directors, you may vote FOR ALL, WITHHOLD ALL or FOR ALL Except and indicate any nominee for which you withhold authority to vote. Directors are elected by a plurality of votes cast by shareholders present in person or represented by proxy at the Annual Meeting, and entitled to vote on the election of Directors. With respect to Proposals 2 and 3, (or any other matter to be voted at the Annual Meeting), you may vote FOR, AGAINST or ABSTAIN. The approval of the non-binding advisory vote regarding the compensation of our named executive officers (Proposal 2) requires that the votes cast in favor of the proposal exceed the number of votes cast against the proposal.

The ratification of the appointment by the Audit Committee of Baker Tilly Virchow Krause, LLP (Proposal 3) requires that the votes cast in favor of the ratification exceed the number of votes opposing the ratification.

11.	How does the Board recommend that I vote?

The Board recommends that you vote:

•	FOR the election of the four Directors nominated by the Board and named in this Proxy Statement;
•	FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers; and
•	FOR the ratification of the appointment of Baker Tilly Virchow Krause, LLP our independent registered public accounting firm for the fiscal year ending December 31, 2016.

12.	How are abstentions and broker non-votes counted?

For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those votes cast “for” or “against” are included. As described above, where brokers do not have discretion to vote or did not exercise such discretion, the inability or failure to vote is referred to as a “broker non-vote.” Proxies marked as abstaining, and any proxies returned by brokers as “non-votes” on behalf of shares held in street name because beneficial owners’ discretion has been withheld as to one or more matters to be acted upon at the Annual Meeting, will be treated as present for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes and withheld votes will not be included in the vote total for the proposal to elect the nominees for Director and will not affect the outcome of the vote for these proposals. In addition, under New Jersey corporation law, abstentions are not counted as votes cast on a proposal. Therefore, abstentions and broker non-votes will not count either in favor of or against the nonbinding advisory proposal regarding the approval of the compensation of our named executive officers, or the ratification of the appointment of Baker Tilly Virchow Krause, LLP.

13.	May I revoke my proxy or change my vote?

Yes. You may revoke a proxy you have given at any time before it is voted at the Annual Meeting by: (1) submitting to our Corporate Secretary a letter revoking the proxy, which the Secretary must receive prior to the Annual Meeting, or (2) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy, unless you specifically request it. You may change your proxy instructions for shares in “street name” by submitting new voting instructions to your broker or nominee.

14.	Who will count the vote?

Votes will be counted by representatives of Broadridge who will tally the votes and certify the results.

15.	Who can attend the Annual Meeting?

All shareholders of record as of the close of business on March 28, 2016 can attend the Annual Meeting. Seating, however, is limited. Attendance at the Annual Meeting will be on a first arrival basis. Shareholders are not permitted to bring cameras or recording devices to the Annual Meeting.

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16.	Will there be a management presentation at the Annual Meeting?

Management will give a brief presentation during the meeting.

17.	When are shareholder proposals due for the 2017 Annual Meeting?

To be considered for inclusion in our Proxy Statement mailed in 2017, shareholder proposals must be received at our executive offices on or before December 12, 2016. Shareholder proposals should be directed to the Corporate Secretary at Middlesex Water Company, 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452,

18.	Where can I find the voting results of the Annual Meeting of Shareholders?

We will announce preliminary results at the Annual Meeting. We will issue final results in a press release and in a current report on Form 8-K that we will file with the SEC on or about May 25, 2016.

19.	How can I participate in householding of Annual Meeting materials?

The SEC rules permit us, with your permission, to deliver a single Proxy Statement and annual report to any household at which two or more shareholders of record reside at the same address. Each shareholder will continue to receive a separate proxy card. This procedure, known as “householding” reduces the volume of duplicate information and reduces our expenses. Once given, a shareholder’s consent will remain in effect until they revoke it by notifying our Corporate Secretary as described above. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. Shareholders of record who elect to participate in householding may also request a separate copy of future Proxy Statements and annual reports by contacting our Corporate Secretary in writing at Office of the Corporate Secretary, Middlesex Water Company, 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452.

Separate Copies for Beneficial Owners

Institutions that hold shares in street name for two or more beneficial owners with the same address are permitted to deliver a single Proxy Statement and Annual Report to that address. Any such beneficial owner can request a separate copy of this Proxy Statement or the Annual Report on Form 10-K by contacting our Corporate Secretary as described above. Beneficial owners with the same address who receive more than one Proxy Statement and Annual Report on Form 10-K may request delivery of a single Proxy Statement and Annual Report on Form 10-K by contacting our Corporate Secretary as described above.

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PROPOSAL 1: ELECTION OF DIRECTORS

The Board is elected by shareholders to oversee their interest in the overall success of our business. Board members are divided into three classes with staggered three-year terms of office. The Corporate Governance & Nominating Committee periodically reviews the efficacy of declassifying the Board. This matter was last presented to the full Board for evaluation in 2015. Upon thorough discussion, the Board concluded that maintaining its present classification structure with three classes of Directors with as nearly equal number of members as practicable, provides for the most effective continuance of the knowledge and experience gained by members of the Board and that maintaining the current Board classification structure serves the best interests of shareholders.

Election of Directors (Proposal No. 1)

Middlesex Water Company has eight Directors on its Board. The following Table provides summary information about each Director nominee standing for re-election to the Board. Additional information for all our Directors, include the nominees, may be found beginning on page 7.

Name	Age	Director Since	Principal Occupation	Independent	Committee Memberships	Experience and Skills
Kim C. Hanemann	52	2016	Sr. Vice-President Delivery Projects and Construction - Public Service Electric and Gas Co.	Yes	Audit Committee	Executive Leadership, Project Management, Operations, Construction, Utility
Steven M. Klein	50	2009	President, Chief Operating Officer of Northfield Bancorp, Inc.	Yes	Audit Committee Chair, Audit Committee Financial Expert, Compensation Committee and Pension Committee	Executive Leadership, Finance, Accounting, Audit
Amy B. Mansue	51	2010	President and Chief Executive Officer of Children’s Specialized Hospital	Yes	Audit, Compensation Committee Chair and Corporate Governance and Nominating Committee	Executive Leadership, Public Policy, Government Experience
Walter G. Reinhard	70	2002	Retired, Former Partner and Of Counsel to Norris McLaughlin & Marcus, P.A.	Yes	Corporate Governance and Nominating Committee Chair and Pension Committee	Executive Leadership, Regulatory & Planning, Public Utilities Law

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NOMINEES FOR THE BOARD OF DIRECTORS

The present term of Class II Directors expires at the 2016 Annual Meeting of Shareholders. Upon the recommendation of the Corporate Governance and Nominating Committee, the Board has nominated for election three Directors from Class II which are Steven M. Klein, Amy B. Mansue, and Walter G. Reinhard, Esq., each to a three-year term. Kim Hanemann, named to the Board on January 26, 2016 as a Class I Director, will be standing for election for a two-year term, consistent with the remaining term of the other Class I Director. The Director nominees for election named below are willing to be duly elected and to serve. Directors shall be elected by a plurality of the votes cast at the Annual Meeting. If at the time of the election any of the nominees listed should be unable to serve, it is the intention of the persons designated as proxies to vote, in their discretion, for other nominees, unless the number of Directors is reduced. There were no nominee recommendations from shareholders, or from any group of shareholders, submitted in accordance with regulations of the SEC.

We set forth information with respect to the business experience, qualifications and affiliations of our Director nominees below:

Class I – (Term expires in 2018)

Kim C. Hanemann

Independent Director

Board Committees:
Audit

Age: 52

Ms. Hanemann is qualified to serve on the Board as a result of her broad construction, engineering, executive leadership and utility service delivery background and experience as a senior leader in a regulated electric and gas utility company. Ms. Hanemann is Senior Vice President – Delivery Projects and Construction of Public Service Electric and Gas Company (PSE&G), New Jersey’s oldest and largest public utility company, where she is responsible for execution of the company’s large transmission construction projects. Her responsibilities include oversight of project management, project controls, licensing and permitting, and commissioning. This large portfolio of services under Ms. Hanemann’s management also includes management of key components of PSE&G’s resiliency initiatives and asset hardening projects on company facilities. Although larger in scope and cost, these utility infrastructure challenges are analogous to those managed by Middlesex Water Company. Ms. Hanemann has held numerous leadership positions in both electric and gas field operations and in utility support operations. She was named Vice President in 2010, and Senior Vice President in 2014. Ms. Hanemann serves as a Director of the Foundation Board of Children’s Specialized Hospital. She is also the Executive Sponsor for PSEG Women’s Network, an employee resource group aimed at providing women with career development insights and serves on PSEG’s Diversity and Inclusion Council. Ms. Hanemann earned her Bachelor’s Degree in Mechanical Engineering from Lehigh University and an M.B.A. from Rutgers Graduate School of Management.

Class II – (Term expires in 2016)

Steven M. Klein

Independent Director since 2009

Board Committees:
Audit, Chair

Audit Committee Financial Expert

Compensation

Pension

Age: 50

The Board has concluded that Mr. Klein is qualified to serve on the Board because he brings extensive executive leadership and financial and auditing experience and is highly active in financial services industry matters. Mr. Klein is also designated as a financial expert on the Audit Committee. Mr. Klein serves as President and Chief Operating Officer of Northfield Bancorp, Inc. and its subsidiary, Northfield Bank, with overall responsibility for activities of these entities. He joined Northfield Bancorp, Inc. in 2005 as Chief Financial Officer and was named Chief Operating Officer in 2011. Upon being named in January 2013 to President, Mr. Klein relinquished his role as Chief Financial Officer. Mr. Klein’s background includes serving as an audit partner with the international accounting and auditing firm KPMG LLP. He is a licensed Certified Public Accountant in the State of New Jersey and member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants. He is a member of the New Jersey Bankers Association and the American Bankers Association. He earned a B.S. in Business Administration from Montclair State University.

Class II – (Term expires in 2016)

Amy B. Mansue

Independent Director since 2010

Board Committees:

Audit

Compensation, Chair

Corporate Governance & Nominating

Age: 51

The Board has concluded that Ms. Mansue is qualified to serve on the Board because of her executive leadership experience and broad perspective on strategic and operating matters. In addition, her background in the public sector and her extensive public policy experience is beneficial to the Board. Ms. Mansue is President and Chief Executive Officer of Children’s Specialized Hospital, the largest pediatric rehabilitation hospital in the country, where she leads a skilled team of clinicians and therapists providing specialized care for children. An affiliate member of the Robert Wood Johnson Health System, Children’s Specialized Hospital operates eleven sites throughout New Jersey. Ms. Mansue’s background includes serving as a staff member on healthcare policy for former New Jersey Governor James Florio; serving as a Deputy Commissioner in the New Jersey Department of Human Services and as Deputy Chief of Staff to former New Jersey Governor James McGreevey. Ms. Mansue serves as Chair of the New Jersey Chamber of Commerce, Secretary of the Children’s Hospital Association, and is a member of the Board of the New Brunswick Development Corporation. Ms. Mansue holds a Bachelor’s Degree in Social Welfare and a Master’s Degree in Social Work, Planning and Management from the University of Alabama.

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Class II – (Term expires in 2016)

Walter G. Reinhard, Esq.

Independent Director since 2002

Board Committees:

Corporate Governance & Nominating, Chair

Pension

Age: 70

The Board has concluded that Mr. Reinhard is qualified to serve on the Board because he brings executive leadership, broad experience in utility industry law and an extensive regulatory and planning background to his role as Director. Mr. Reinhard served as a Partner of the law firm of Norris McLaughlin & Marcus, P.A. prior to his retirement from the active practice of law and partnership in the firm on December 31, 2014. Effective January 1, 2015, he commenced service as “Of Counsel” to the firm. Mr. Reinhard had been with the firm since 1984 and practiced administrative, environmental and regulatory law involving public utilities. He brings over 40 years of law experience to the Board including expertise in handling regulatory matters before the New Jersey Board of Public Utilities and the New Jersey Department of Environmental Protection. Mr. Reinhard’s professional affiliations include the New Jersey State Bar Association and its Public Utility Law Section (Chair, 1988-89), the Water Utility Council of the American Water Works Association, New Jersey Chapter, and the New Jersey Chapter of the National Association of Water Companies. Mr. Reinhard serves as a Director of the Fanwood-Scotch Plains YMCA. He received his B.A. from the University of Pennsylvania and his J.D. from Pennsylvania State University’s Dickinson School of Law.

THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE FOUR DIRECTOR NOMINEES NAMED ABOVE.

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DIRECTORS WITH UNEXPIRED TERMS

We set forth information with respect to the business experience, qualifications and affiliations of our Directors with unexpired terms below:

Class III – (Term expires in 2017)

James F. Cosgrove, Jr., P.E.

Independent Director since 2010

Board Committees:

Ad Hoc Pricing, Chair

Pension, Chair

Corporate Governance & Nominating

Age: 52

Mr. Cosgrove is Vice President and Principal of Kleinfelder, a firm offering consulting in architecture, civil and structural engineering, construction management, environmental analysis, remediation, and natural resources management throughout the U.S., Canada and Australia. A Professional Engineer licensed in the State of New Jersey, Mr. Cosgrove has over 25 years’ experience in the field of environmental engineering and science with extensive background in water quality monitoring and modeling. Prior to his current position, Mr. Cosgrove was Principal and Founder of Omni Environmental LLC, an environmental consulting firm based in Princeton, NJ. Mr. Cosgrove’s professional affiliations include the American Society of Civil Engineers, the American Water Resources Association, the National Society of Professional Engineers, and the Water Environment Federation, among others. He served as a Director of the New Jersey Association of Environmental Authorities from 2005-2011 and currently serves as Chairperson of the New Jersey Clean Water Council. Mr. Cosgrove received a B.S. Degree in Civil Engineering from Lafayette College and earned his M.E. in Environmental and Water Resource Systems Engineering from Cornell University.

Class III – (Term expires in 2017)

John R. Middleton, M.D.

Independent Director since 1999

Board Committees:

Audit

Compensation

Corporate Governance & Nominating

Age: 71

Dr. Middleton is currently engaged in private practice with ID Care, New Jersey’s largest network of Infectious Disease Specialists providing comprehensive specialized consultations, care and education for patients with complex infectious diseases. He is also a Clinical Professor of Medicine at Rutgers Robert Wood Johnson Medical School. He formerly served as Chair, Department of Medicine at Raritan Bay Medical Center (Perth Amboy and Old Bridge (NJ) Divisions) from 1978-2007, and was also Chief Medical Officer/Medical Director from 1986-2007, where he also served on the Board from 1986-2007. Dr. Middleton has served on multiple Medical Staff and Board Committees and founded the Internal Medicine Residency Program at Raritan Bay Medical Center. During his tenure, he established the Center for Excellence in Infectious Diseases and the Hope Clinic in Perth Amboy for the victims of Hurricane Katrina, at the request of the Mayor. He has extensive experience in epidemiology, quality assessment and improvement and institutional safety measures. Dr. Middleton’s background includes serving as a Special Advisor on Infectious Diseases to the New Jersey State Department of Health and the Health Emergency Preparedness Advisory Council. He has also participated in TOPOFF I, II and III, major disaster exercises, on both the federal and state levels. Dr. Middleton served as Governor of New Jersey’s American College of Physicians from 1987-1992. He also served as a major in the U.S. Air Force from 1973-1975 and received a B.S. in Biology from the College of Holy Cross; Doctor of Medicine from Rutgers New Jersey Medical School, and a certificate of Medical Humanities from Drew University. He is certified as a Diplomate of the American Board of Internal Medicine and the Subspecialty Board of Infectious Diseases, and is a Master of the American College of Physicians.

Class III – (Term expires in 2017)

Jeffries Shein

Independent Director since 1990

Board Committees:

Ad Hoc Pricing

Compensation

Corporate Governance & Nominating

Age: 75

Mr. Shein is managing partner, JGT Management Company, LLC, a management and investment firm since 2003. He was formerly a Partner of Jacobsen, Goldfarb and Tanzman Associates, one of the largest industrial and commercial real estate brokerage firms in New Jersey. Mr. Shein retired from the Board of publicly-traded Provident Bank in April 2015 and was a Director of its predecessor, First Savings Bank. Mr. Shein has served on boards and committees of numerous community, non-profit and professional organizations. Mr. Shein is a member of the Society of Office and Industrial Realtors. He received a B.A. in Economics from Rutgers University.

Class I – (Terms expire in 2018)

Dennis W. Doll

Director since 2006

Age: 57

Mr. Doll was named Chairman of the Board in May 2010 and served as Vice Chairman from 2009-2010. He has served as President, Chief Executive Officer and a Director of Middlesex Water Company since 2006 and serves as Chairman of all subsidiary companies. Mr. Doll joined Middlesex Water as Executive Vice President in November 2004. He has more than 30 years of experience in both regulated and non-regulated water utility management with a diverse management background in matters related to water and wastewater utilities, contract operations and capital management. He received a B.A. Degree in Accounting and Economics from Upsala College. Mr. Doll serves as a volunteer Director on non-profit Boards including the New Jersey Utilities Association (past Chairman) and the National Association of Water Companies, (past President). He also serves as Treasurer and a member of the executive committee on the Board of the Water Research Foundation.

Middlesex Water Company                 9                2016 Proxy Statement

Table  of  Contents

CORPORATE GOVERNANCE

Code of Ethics and Corporate Governance Guidelines

Management of the Company is under the general direction of the Board whose members are elected by the shareholders. The Company’s business is managed under the direction of the Board in accordance with the New Jersey Business Corporation Act and our Certificate of Incorporation and By-laws. Members of the Board are kept apprised of our business through discussions with the Chairman and Chief Executive Officer and other Company Officers, by reviewing briefing materials and other relevant information provided to them, and by actively participating in meetings of the Board and its Committees.

Code of Business Conduct

The Board has adopted a Code of Conduct that applies to all Directors, Officers and employees. This Code encompasses all areas of professional conduct, as well as strict adherence to all laws and regulations applicable to the conduct of our business. In addition, the Company has established an internal hotline where Code of Conduct violations may be reported by any employee or member of the general public.

The Company’s Code of Conduct, as well as the charters for the Audit, Compensation, Corporate Governance & Nominating, and Pension Committees, are available on our website www.MiddlesexWater.com under the heading Investor Relations – (Corporate Governance). We also make this information available in print to any shareholder upon request. Requests should be addressed to Corporate Secretary, Middlesex Water Company, 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452.

Director Independence

The Company’s Common Stock is listed on the Nasdaq Global Select Market. Nasdaq listing rules require that a majority of the Company’s Directors be “Independent Directors” as defined by Nasdaq corporate governance standards. “Independent Director” means a person other than an Executive Officer or employee of the Company or any other individual having a relationship which could interfere with the exercise of independent judgment in carrying out the responsibilities of a Director. For purposes of this rule, “Family Member” means a person’s spouse, parents, children and siblings, whether by blood, marriage or adoption, or anyone residing in such person’s home.

As defined by Nasdaq corporate governance requirements, a member of the Board is not independent if:

•	The Director is, or at any time during the past three years, has been employed by the Company.
•	The Director has accepted or has a family member that has accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence.
•	The Director is a family member of an individual who is, or at any time during the past three years was, employed by the Company as an officer.
•	The Director is, or has a family member who is, a partner in, or a controlling shareholder or an officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more.
•	The Director is, or has a family member who is, employed as an officer of any other entity where at any time during the past three years any of the officers of the Company serve on the compensation committee of such other independent entity.
•	The Director is, or has a family member who is, a current partner of the Company’s independent auditor, or was a partner or employee of the Company’s independent auditor who worked on the Company’s audit at any time during any of the past three years.

With the exception of Mr. Doll, who is an Executive Officer of the Company, the Board has determined that each member of the Board is independent under the Nasdaq listing standards.

The Board based this determination primarily on a review of the responses of the Directors to a comprehensive annual questionnaire regarding employment and compensation history, affiliations, family and other relationships, together with an examination of those companies with whom the Company transacts business. The Directors certify individually as to their representations.

The Board reviewed related party transactions between Norris, McLaughlin & Marcus, P.A., and the Company. Mr. Reinhard retired from his status as a partner at Norris McLaughlin & Marcus on December 31, 2014. Effective January 1, 2015, he commenced service as “Of Counsel” to the firm. Mr. Reinhard currently serves as Chair of the Corporate Governance and Nominating Committee and is a member of the Pension Committee. The Company paid Norris, McLaughlin & Marcus, $23,000 for legal services during 2015. The amount paid represents less than 5% of Norris, McLaughlin & Marcus P.A. fee revenue. Mr. Reinhard is not a controlling shareholder of the firm. Based upon the foregoing, and in connection with the definition of “Independent Director” under the Nasdaq Listing Guidelines, the Board determined that Mr. Reinhard was an Independent Director in 2015.

Board Size

The Board shall consist of not less than five nor more than twelve members in accordance with the By-laws.

Board Meetings and Annual Meeting Attendance by Board Members

The frequency and length of Board meetings, as well as agenda items, is determined by the Chairman and Committee Chairs with input from all other Directors. Meeting schedules are approved by the full Board.

The Board holds monthly meetings and meets on other occasions when required. We expect our Directors to attend each meeting of the Board and of the committees on which he or she serves. We expect our Directors to attend our Annual Meeting of Shareholders. During 2015, the Board held twelve meetings and the Board Committees held seventeen meetings. In 2015, no member of the Board attended fewer than 96% of the total number of meetings of the Board and Committees on which each served. All of the Directors serving at the time of the Annual Meeting held in May 2015 attended that meeting.

Middlesex Water Company                 10                2016 Proxy Statement

Table  of  Contents

Board Leadership Structure

The Board does not have a formal policy on whether or not the role of the Chief Executive Officer and Chairman of the Board should be separate or, if it is to be separate, whether the Chairman should be selected from the independent Directors or be an employee. Currently, the Company operates with one individual, Mr. Doll, serving as Chairman of the Board as well as President and Chief Executive Officer, coupled with a strong independent Lead Director and independent standing Board committees. The Board believes that combining the Chairman of the Board and President and Chief Executive Officer roles is the appropriate corporate governance structure at this time because: a) it most effectively utilizes Mr. Doll’s extensive utility and management experience and knowledge regarding the Company, and b) it leverages his capabilities in effectively identifying strategic priorities and leading discussions on, and execution of, the Company’s strategy.

The Board has embedded in its culture, a philosophy of “constructive tension” whereby, the Board fulfills its mission to support the strategic direction of the Company while simultaneously fully representing the interests of our shareholders. The Board accomplishes this by challenging the President and Chief Executive Officer and the Company’s management on an ongoing basis.

Lead Director

In order to ensure the independent Directors play a leading role in our current leadership structure, the Board established the position of Lead Director in 2010 and named Jeffries Shein to the position. Mr. Shein, Director since 1990, serves on the Compensation, Corporate Governance & Nominating and Ad Hoc Pricing Committees.

Summary of Lead Director Responsibilities:

•	Advises the Chairman as to an appropriate schedule of Board meetings;
•	Provides the Chairman with input regarding the agenda for Board meetings;
•	Presides at all meetings at which the Chairman is not present, including executive sessions of the independent Directors, and apprises the Chairman of the issues considered;
•	Is available for consultation and direct communication with the Company’s shareholders and other members of the Board;
•	Calls meetings of the independent Directors when necessary and appropriate;
•	Performs such other duties as the Board may from time to time delegate.

As part of our Board’s annual assessment process, the Board evaluates our Board leadership structure to ensure it remains appropriate. The Board recognizes there may be circumstances that would lead it to conclude that separate roles of Chief Executive Officer and Chairman of the Board may be appropriate, but believes that the absence of a formal policy requiring either the separation or combination of the roles of Chairman and Chief Executive Officer provides the flexibility to determine the most appropriate governance structure, as conditions potentially change in the future.

Board Role In Risk Oversight

The Board as a whole is responsible for overseeing our risk exposure as part of determining business strategy that generates long-term shareholder value. Risk management oversight was formally added to the Corporate Governance and Nominating Committee’s responsibilities in 2012 and remains under the supervision of the Corporate Governance and Nominating Committee.

Specifically, the Committee is responsible for overseeing the process by which significant business risks are identified throughout the enterprise and the strategies developed to mitigate any identified risks. This oversight responsibility is reflected in the Corporate Governance and Nominating Committee’s Charter and is available in the Investor Relations section of our website www.MiddlesexWater.com under Corporate Governance. The primary purpose of the Committee in fulfilling its risk management oversight responsibilities is accomplished by (i) assessing and reporting to the Board on the Company’s risk environment, including its material, strategic, and operational risks (including but not limited to the brand and reputation of the Company; the health and safety of the Company’s employees and the business operations of the enterprise); (ii) ensuring that management understands and accepts its responsibility for identifying, assessing, and managing risk; (iii) facilitating management’s strategic focus on the Company’s risk management vision and its evolution; (iv) verifying that the guidelines and policies governing the process by which risk assessment and management is undertaken are comprehensive and evolve commensurate with the risk profile of the Company; and (v) reviewing those risks that the Committee deems material to the Company’s shareholders. Management retains responsibility for all day-to-day activities of the Company, including administration of the Company’s formal Enterprise Risk Management program. The Committee updates the Board on risk management activities routinely throughout the year.

Executive Sessions

The independent Directors periodically meet without management in executive session. The Lead Director is designated to preside at these executive sessions.

Communications with the Board

Any shareholder wishing to communicate with a Director may do so by contacting the Company’s Corporate Secretary at 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830, who will forward to the Director a written, email, or phone communication. The Corporate Secretary has been authorized by the Board to screen frivolous or unlawful communications or commercial advertisements.

Shareholder Proposals

In order to be eligible for inclusion in our proxy materials for our 2016 Annual Meeting, any shareholder proposal must have been received by the Secretary of the Company, 1500 Ronson Road, Iselin, New Jersey 08830 no later than December 9, 2015. No shareholder proposals were received by the Company for the 2016 Annual Meeting.

Advance Notice of Business to be Conducted at an Annual Meeting

Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the SEC. For business to be properly brought before an Annual Meeting by a shareholder, the business must be an appropriate matter to be voted by the shareholders at an Annual Meeting and the shareholder must have given proper and timely notice in writing to the Corporate Secretary of the Company at 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452.

A shareholder’s notice to the Corporate Secretary must set forth as to each matter the shareholder proposes to bring before the Annual Meeting:

(a)	a brief description of the matter desired to be brought before the Annual Meeting and reasons for conducting such business at the Annual Meeting,
(b)	the name and address, as they appear in the Company’s records, of the shareholder proposing such business,
(c)	the class and number of shares of the Company which are beneficially owned by the shareholder and
(d)	any material interest of the shareholder in such business.

Middlesex Water Company                 11                2016 Proxy Statement

Committees of the Board

The Board maintains a number of standing committees to assist with the performance of its responsibilities. The number, structure and function of Board Committees are reviewed periodically by the Corporate Governance and Nominating Committee. The Committees regularly report to the Board on their deliberations. The Committees also bring to the Board for consideration those matters and decisions which the Committees judge to be of special significance and which require full Board approval. The table shown provides information on current committee membership.

Board and Committee Self-Evaluation

The Board periodically evaluates its performance through a self-assessment questionnaire which is reviewed by the Corporate Governance & Nominating Committee. The Board conducts such evaluations as determined by the Corporate Governance & Nominating Committee.

Board Committee Membership
Name	Audit	Compensation	Corporate Governance & Nominating	Pension	Ad Hoc Pricing
James F. Cosgrove, Jr.			Member	Chair	Member
John C. Cutting, Ph.D. (1)	Member			Chair	Member
Kim C. Hanemann (2)	Member
Steven M. Klein (3)	Chair	Member		Member
Amy B. Mansue	Member	Chair	Member
John R. Middleton, M.D.	Member	Member	Member
Walter G. Reinhard			Chair	Member
Jeffries Shein		Member	Member		Member

(1) Dr. Cutting served as chair of the Pension Committee and as a member of the Audit and Ad Hoc Pricing Committee prior to his retirement from the Board on May 19, 2015. Following his retirement, James Cosgrove, Jr. was appointed chair of the Pension Committee.

(2) Kim C. Hanemann was named to the Board on January 26, 2016.

(3) Director is an “Audit Committee Financial Expert” as defined by SEC Rules and Regulations.

Audit Committee	Steven M. Klein, Audit Committee Chair

Audit Committee Members:

Kim C. Hanemann

Amy B. Mansue

John R. Middleton, M.D.

Independent Members: 4

Meetings Held in 2015: 4

Audit Committee Responsibilities

The Audit Committee is responsible for oversight of the audit of the Company’s financial statements and internal controls over financial reporting. It is also assigned the responsibilities of (i) oversight of the Company’s internal audit functions; (ii) review of related party transactions with the Company; (iii) determining whether to grant waivers with respect to the Company’s Code of Conduct; and (iv) investigation of “whistleblower” complaints. In all its actions, the Committee shall comply with the requirements, rules and regulations of the Sarbanes-Oxley Act of 2002, Nasdaq Marketplace listing standards and all other applicable federal and state laws, rules and regulations.

In the course of performing its functions, the Audit Committee, as provided by the Audit Committee Charter:

•	Reviews with the independent registered public accounting firm the scope and results of the annual audit and quarterly reviews;
•	Receives and reviews the independent registered public accounting firm’s annual report;
•	Reviews the independence of the independent registered public accounting firm and services provided by them and their fees;
•	Recommends to the Board the inclusion of the audited financial statements in the Company’s Annual Report to the SEC on Form 10-K;
•	Is directly responsible for the annual appointment of an independent registered public accounting firm.

The Board has determined that under current Nasdaq listing standards, all members of the Audit Committee are independent Directors. The Audit Committee reports to the Board on its activities.

Ms. Kim C. Hanemann, named to the Board in January 2016, was also appointed to serve on the Audit Committee. In March 2016, the Board re-approved the written Charter for the Audit Committee which is available in the Investor Relations section of our website www.MiddlesexWater.com under Corporate Governance. Please refer to this Charter for a full listing of Audit Committee responsibilities.

Middlesex Water Company                 12                2016 Proxy Statement

Compensation Committee	Amy B. Mansue, Compensation Committee Chair

Compensation Committee

Members:

Steve M. Klein

John R. Middleton, M.D.

Jeffries Shein

Independent Members: 4

Meetings Held in 2015: 2

Compensation Committee Responsibilities

The Compensation Committee administers the compensation and benefits program for executive officers of the Company including the incentive compensation program for all participating employees. In addition, the Committee administers the Compensation program relative to the Board in consultation with the Corporate Governance and Nominating Committee. In all its actions, the Committee shall comply with the requirements, rules and regulations of Nasdaq Marketplace listing standards and all other applicable federal and state laws, rules and regulations.

The Compensation Committee:

•	Reviews and makes recommendations to the Board as to the base salaries, benefits and incentive compensation of the Executive Officers;
•	Meets with the Chief Executive Officer to evaluate the performance of the other executive officers. Executive Officer incentive compensation is awarded under the Restricted Stock Plan. (Please refer to page 19 for a description of how awards are granted under the Restricted Stock Plan.);
•	Evaluates the Compensation Discussion and Analysis and Report of the Compensation Committee for inclusion in the Proxy Statement.

The Board has determined that under current Nasdaq listing standards, all members of the Compensation Committee are independent Directors. The Compensation Committee reports to the Board on its activities. In February 2016, the Board re-approved a written Charter for the Compensation Committee which is available in the Investor Relations section of our website www.MiddlesexWater.com under Corporate Governance. Please refer to this Charter for a full listing of Compensation Committee responsibilities.

Compensation Committee Interlocks and Insider Participation

The members of the 2015 Compensation Committee were Steven M. Klein, Amy B. Mansue, John R. Middleton, M.D. and Jeffries Shein. During 2015, no member of the Compensation Committee was at any time an officer or employee of the Company or its subsidiaries. No current member is related to any other member of the Compensation Committee, any other member of the Board or any executive officer of the Company.

Middlesex Water Company                 13                2016 Proxy Statement

Corporate Governance and Nominating Committee	Walter G. Reinhard, Corporate Governance and Nominating Committee Chair

Corporate Governance and
Nominating Committee
Members:

James F. Cosgrove Jr.
Amy B. Mansue

John R. Middleton, M.D.,
Jeffries Shein

Independent Members: 5

Meetings Held in 2015:
  Corporate Governance: 4

  Nominating: 2

Corporate Governance and Nominating Committee Responsibilities

The Corporate Governance and Nominating Committee shall provide assistance to the Board in fulfilling the responsibility for matters relating to the organization of the Board; shall identify, evaluate and propose new nominees to the Board; and make recommendation to the Board on all such matters and for other issues, including risk management oversight relating to the Company’s corporate governance. In so doing, the Corporate Governance and Nominating Committee shall maintain free and open means of communication between the Directors and executive officers of the Company. In carrying out its responsibilities, the Corporate Governance and Nominating Committee strives to ensure to all Directors and shareholders that the corporate governance practices of the Company are in accordance with applicable regulations and reflect the highest ethical standards.

Among its various responsibilities, the Corporate Governance and Nominating Committee:

•	Reviews and makes recommendations relating to the performance of the Board, committee structures, enterprise risk management and the composition of the Board;
•	Reviews and makes recommendations on matters related to Directors’ compensation;
•	Reviews and makes recommendations related to any management proposals to make significant organizational changes to the Company;
•	Seeks and identifies qualified candidates for Board membership and recommends to the Board candidates for nomination and election to the Board. In this capacity, the Committee focuses on the composition of the Board with respect to depth of experience, balance of professional interests, required expertise and other factors of diversity. Establishes and manages the process by which recommendations for Board membership are received and evaluated from shareholders and other sources;
•	Reviews and makes recommendations to the Board with respect to succession planning.

In February 2016, the Board approved a merger of the Corporate Governance and Nominating Committees. The Board has determined that under current Nasdaq listing standards, all members of the Corporate Governance and Nominating Committee are independent Directors. A revised charter for the Corporate Governance and Nominating Committee was approved by the Board in February 2016, and is available in the Investor Relations section of our website www.MiddlesexWater.com under Corporate Governance. Please refer to this Charter for a full listing of Corporate Governance and Nominating Committee responsibilities.

Process for Identifying and Evaluating Director Candidates

The Corporate Governance and Nominating Committee periodically identifies Director nominees based on recommendations that may be received from management, Board members, shareholders and other sources.

The Committee recommends to the Board nominees that are:

•	independent of management;
•	satisfy SEC and Nasdaq requirements; and
•	possess qualities such as personal and professional integrity, sound business judgment, and utility, technical or financial expertise.

The Committee also considers age and diversity (broadly construed to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds, such as gender, race and ethnic differences, as well as other differentiating characteristics) in making its recommendations for nominees to the full Board. The Committee has the authority to retain assistance from independent third parties in identifying and evaluating prospective candidates for nomination and election to the Board.

Middlesex Water Company                 14                2016 Proxy Statement

Director Candidate Recommendations and Nominations by Shareholders

The Corporate Governance and Nominating Committee considers shareholders’ recommendations for nominees for election to the Board. Shareholder nominees are evaluated under the same standards as nominees recommended by management or the non-management members of the Board. Nominations must be accompanied by the written consent of any such person to serve if nominated and elected, and by biographical material, to permit evaluation of the individual recommended, including appropriate references.

Recommendations may be mailed to:
Middlesex Water Company
Office of the Corporate Secretary
1500 Ronson Road
P.O. Box 1500
Iselin, New Jersey 08830-0452

The Company did not receive any recommendations for nominations from any shareholders in connection with the 2016 Annual Meeting. In order to be considered for inclusion in the Company’s Proxy Statement and form of proxy relating to the 2017 Annual Meeting, nominations for Director must be received by the Company by the close of business on December 12, 2016.

Pension Committee	James F. Cosgrove, Jr., Pension Committee Chair

Pension Committee Members:

Steven M. Klein

Walter G. Reinhard

Independent Members: 3

Meetings Held in 2015: 5

Pension Committee Responsibilities

The Pension Committee is responsible for matters relating to the investment and governance objectives of the Company’s retirement plans.

The Pension Committee:

•	Reviews investment policies and determines recommended investment objectives for assets of the Company’s retiree benefit plans;
•	Reviews and makes recommendations to the Board with respect to changes in investment policies;
•	Reviews options offered in the Company’s 401 (k) Plan and the performance and fees associated with the Plan.

The Board has determined that under current Nasdaq listing standards, all members of the Pension Committee are independent Directors. The Pension Committee reports to the Board on its activities. In January 2016, the Board re-approved a written Charter for the Pension Committee which is available in the Investor Relations section of our website www.MiddlesexWater.com under Corporate Governance. Please refer to this Charter for a full listing of Pension Committee responsibilities.

Ad Hoc Pricing Committee	James F. Cosgrove, Jr., Ad Hoc Pricing Committee Chair

Ad Hoc Pricing Committee

Members:

Jeffries Shein

Independent Members: 2

Meetings Held in 2015: 0

Ad Hoc Pricing Committee

The ad hoc Pricing Committee meets, as needed, to review financial matters including, but not limited to, the pricing and issuance of equity and long-term debt securities.

Middlesex Water Company                 15                2016 Proxy Statement

DIRECTOR COMPENSATION AND EQUITY OWNERSHIP GUIDELINES

Director Compensation

For 2015, Middlesex Water Company compensated each of the Board members who are not employed by the Company (“outside Directors”) with a Common Stock award valued at $15,000. In addition, Board members received an annual retainer of $15,000 and are compensated for attendance at Committee meetings. Mr. Doll, Chairman of the Board and an Executive Officer of the Company, receives no fee or common stock award for his service as a member of the Board or the Boards of the Company’s subsidiaries. The table below sets forth the annual retainers for 2015.

Position	Annual Retainer
Outside Director	$15,000
Supplemental Retainer
Lead Director	$ 5,000
Chair of Audit Committee	$ 7,500
Chair of Compensation Committee	$ 5,000
All other Chairpersons	$ 2,500

The Board committee meeting fees for outside Directors amounted to $750 per Director for each Board committee meeting attended. In the event a Special Board or a Committee meeting attended via teleconference is held, the meeting fees for outside Directors are $400 and $200 per meeting, respectively.

Director Compensation Table

The following table details Director compensation earned during 2015.

Name	Fees earned or paid in cash ($)	Common Stock Awards ($)	Total Compensation ($)
James F. Cosgrove, Jr.	25,200	15,000	40,200
John C. Cutting (1)	7,250	15,000	22,250
Kim C. Hanemann (2)
Steven M. Klein	30,200	15,000	45,200
Amy B. Mansue	30,450	15,000	45,450
John R. Middleton, M.D.	24,000	15,000	39,000
Walter G. Reinhard	26,200	15,000	41,200
Jeffries Shein	26,000	15,000	41,000

(1) Dr. John C. Cutting, Ph. D. retired from the Board as of May 26, 2015.

(2) Kim C. Hanemann was named to the Board on January 26, 2016.

Director Equity Ownership

As part of their annual compensation, each Director receives Company common stock valued at $15,000. The Board believes that all Directors should maintain a meaningful ownership stake in the Company to underscore the importance of aligning their long-term interests with those of our shareholders. Directors are required to hold common stock valued at least three times the amount of the annual retainer by the fifth anniversary of Board membership. All Board members met this requirement for 2015.

Middlesex Water Company                 16                2016 Proxy Statement

Our Approach to Executive Compensation

What We Do

☒	Executive Compensation Philosophy

We maintain an Executive Compensation Philosophy that details overall compensation goals and objectives as well as the approach to each element of compensation. The Philosophy is reviewed and approved by the Compensation Committee on an annual basis.

☒	Targeted Compensation

We benchmark total compensation to the 50th percentile of our comparator group.

☒	Align Pay with Our Performance

Budgeted Income Before Income Taxes is the financial metric on which incentive compensation is based for Named Executive Officers (NEOs). Such annual target amount is approved by the Board. Incentive compensation awards to NEOs, other than the CEO, are based 60% on achieving the financial metric and 40% on achievement of operational, service, growth and other non-financial metrics. The CEO’s incentive awards are based 80% on achieving the financial metric and 20% on operational, service, growth and other non-financial metrics.

☒	Focus on Long-Term Goals

One element of our Compensation Philosophy is that our incentive compensation program should be simple, transparent and easily understood by shareholders, analysts, regulators and other interested parties. Our incentive compensation program is administered substantially in the form of a long-term benefit through restricted shares of Common Stock with a five-year cliff-vesting schedule. A modest short-term benefit is provided through the dividends on the awarded restricted Common Stock for the five-year period until the shares are vested.

☒	Require Stock Ownership

The Chief Executive Officer is required to beneficially hold shares of Common Stock equal in value to 3.0 times base salary. The Chief Financial Officer and Chief Operating Officer are required to beneficially hold 1.5 times base salary. All other NEOs are required to beneficially hold 1.0 times base salary. Directors are required to hold 3.0 times their annual retainer by the fifth anniversary of their Board service.

☒	Regularly Review our Comparator Group

We regularly review our designated comparator group to ensure our compensation program is properly aligned with the peers whose relative size, operations, regulatory requirements and other relevant characteristics are reasonably comparable to ours.

What We Do Not Do

x	No Risky or Complicated Programs

We do not engage in compensation programs that create undue risk or are difficult to assess how effectively incentive targets were achieved.

x	No Hedges of, or Liens on, our Common Stock

We prohibit the pledging of, or hypothecating, or otherwise placing a lien on, any Common Stock or other equity interest of the Company.

x	No Employment Contracts

All employees of the Company, including NEOs, are “at will employees.” All NEOs of the Company do however, have Change of Control Agreements deemed to incent management to actively represent the interest of shareholders in contemplation of a change in control.

x	No Retention of Restricted Stock Award Subject to Clawback

Under our “clawback” policy, we do not allow any recipient of previously-awarded restricted Common Stock to retain the amount of such awards, which were based on achievement of financial metrics, that would have been invalidated by a restatement of financial statements.

x	No Repricing or Cash Buyouts of Restricted Stock Awards

We do not reprice or buy out unvested restricted Common Stock awards.

Middlesex Water Company                 17                2016 Proxy Statement

EXECUTIVE COMPENSATION

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management, and based on this review and discussion, has recommended to the Board that it be included in this Proxy Statement.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The following Compensation Discussion and Analysis (“CD&A”) provides a detailed description of our executive compensation objectives, philosophy, practices and programs as well as how the Compensation Committee determines executive compensation under those programs. Our CD&A focuses on the compensation of our NEOs for calendar year 2015 who were: 1) Dennis W. Doll, President and Chief Executive Officer, (2) A. Bruce O’Connor, Vice President, Treasurer and Chief Financial Officer, (3) Richard M. Risoldi, Vice President – Operations and Chief Operating Officer, (4) Gerard L. Esposito, President – Tidewater Utilities, Inc. and (5) Bernadette M. Sohler, Vice President– Corporate Affairs.

Executive Summary

The objective of our executive compensation program is to align the interests of our senior leadership with those of our customers and shareholders. The key components of the Company’s compensation program are designed, augmented and modified, as appropriate, to ensure we attract and retain qualified executive talent, and appropriately reward performance. We continually strive to maintain a compensation program that provides adequate balance between shorter and longer-term operational and financial performance.

Our 2015 compensation program was designed to be benchmarked as to:

•	Base salaries
•	Incentive compensation
•	Perquisites and
•	Total compensation

The Company remains committed to a disciplined and balanced approach to meeting the short- and long-term needs of customers, shareholders and employees. This compensation philosophy is consistent with the Company’s risk management philosophy. The Company’s formal Enterprise Risk Management program seeks to mitigate, transfer or eliminate risk while simultaneously, maximizing opportunity for shareholders and maintaining appropriate quality service for the Company’s customers. The Company’s compensation program seeks to achieve an appropriate balance among all these objectives and therefore, does not encourage or reward inappropriate risk-taking.

Compensation Program Oversight

The Compensation Committee is responsible for making recommendations to the full Board with respect to the compensation of the NEOs. As part of these duties, the Committee:

☑	administers the Company’s equity-based incentive compensation plan
☑	conducts an annual formal performance review of the Chief Executive Officer and,
☑	in consultation with the Chief Executive Officer, reviews the performance of the other NEOs and other Officers of the Company.

The Board has ultimate authority to determine the compensation of all NEOs, in addition to those Officers who are not NEOs, for purposes of Proxy reporting.

The Compensation Committee is governed by a formal charter that describes the Committee’s scope of authority and responsibility. The Compensation Committee consists of Directors, who are all “independent” as set forth in the listing requirements for Nasdaq Global Select securities. The Corporate Governance and Nominating Committee evaluates the independence of Committee members at least annually, using standards no less restrictive than those contained in the Nasdaq Global Select listing requirements. This evaluation, and the determination that each member of the Committee is independent, was made most recently in February 2016.

Role of Executives in Compensation Committee Activities. The executive officers who serve as a resource to the Compensation Committee are the Chief Executive Officer and the Vice President-Human Resources. These executives provide the Compensation Committee with data regarding market-based compensation philosophy, processes and practices. This communication assists in the design and implementation of the Company’s compensation programs. In addition to providing factual information, such as Company-wide performance on relevant measures, these executives articulate management’s views and results on current compensation programs and processes, recommend relevant performance measures to be used for future evaluations and otherwise supply information to assist the Compensation Committee. Additional resources used by the Compensation Committee in their deliberations are provided by outside sources, as well as by individual Committee, or other Board members. The Chief Executive Officer also provides information about individual performance assessments for the other NEOs, and expresses to the Compensation Committee views on the appropriate levels of compensation for all Officers of the Company including the other NEOs, based on individual performance. The Compensation Committee periodically communicates directly with third-party consultants, providing such consultants with Company-specific information. Certain portions of such information may be provided by the Vice President-Human Resources or the Chief Executive Officer, in assisting in the evaluation of the estimated effect on the Company’s financial statements regarding any proposed changes to the various elements of compensation. Such a study was last completed in 2014 by Steven Hall & Partners. Executives participate in Committee activities solely in an informational and advisory capacity, and have no vote in the Committee’s decision-making process. The Chief Executive Officer and Vice President-Human Resources do not attend those portions of Compensation Committee meetings during which their performance is evaluated or their compensation is determined. No executive officer other than the Chief Executive Officer attends those portions of Compensation Committee meetings during which the performance of the other NEOs is evaluated or their compensation is determined. In addition, the Compensation Committee meets in executive session as it considers appropriate.

Use of Consultants. The Compensation Committee periodically engages qualified independent compensation consultants to assist in the compensation process for NEOs. The consultants are retained by, and report directly to, the Compensation Committee. The Chair of the Compensation Committee serves as the designated primary contact with outside compensation consultants. The Compensation Committee places no restrictions on consultants within the scope of contracted services and such consultants are not engaged by management for any purpose. The consultants provide expertise and information about competitive trends in the employment marketplace, including established and emerging compensation practices at other companies both inside and outside the Company’s comparator group. The consultants also provide proxy statement and survey data, and assist in assembling relevant comparator groups. In addition, the consultants also assist in establishing benchmarks for base salary and incentives from the comparator group proxy statement and survey data.

Middlesex Water Company                 18                2016 Proxy Statement

In determining compensation for the NEOs in 2015, the Committee continued to rely on data from a comprehensive study presented in April 2014, performed by Steven Hall & Partners, as one element in their deliberations. Such information was supplemented by the Committee’s independent observations of current market conditions relative to the data in the 2014 study.

Compensation Program Objectives and Philosophy

Objectives

•     Attract, retain and appropriately motivate employees

•     Compensate executives for long-term improvement in overall shareholder value

•     Provide differentiated executive pay based on experience, assigned responsibilities and performance

•     Support the attainment of short and long-term financial and strategic objectives

The methods used to achieve the compensation program objectives for NEOs are influenced by the compensation and employment practices of a comparator group, as adopted in consultation with the Company’s independent executive compensation consultant. Other considerations include each NEO’s individual performance in achieving both financial and non-financial corporate objectives.

Our program is designed to compensate the NEOs based on their level of assigned responsibilities, individual experience and performance levels and their knowledge and management of the Company’s operations. The creation of long-term value is highly dependent on the development and effective execution by our NEOs of our business strategy.

Factors that influence the design of our executive compensation program include, among other things, the items listed as follows:

•	We operate primarily in a highly regulated utility industry with regard to public health and safety, the environment, service levels to our customers and the rates for utility services that are charged to our customers. We value industry-specific experience that promotes safe, proper and reliable utility services for our customers;
•	We value our executives’ ability to appropriately balance the short- and long-term needs of our customers, our employees and our shareholders. We seek to not only provide safe, proper and reliable utility services on a current basis for our customers, but we also plan and execute strategies that promote the sustainability of critical utility services into the future. In addition, we simultaneously seek to provide financial returns for our shareholders that appropriately reflect the risks and opportunities that are inherent in meeting the short- and long-term needs of our customers, and that are inherent in the provision of our utility services. We work to appropriately recognize further contributions to shareholder value achieved through contract operations and other complementary business opportunities that are not traditional regulated public utilities and therefore, not regulated by a state public utility commission as to customers’ rates;
•	We value our executives’ ability to attract, retain and continually develop a workforce that ensures critical technical and management skills are maintained in sufficient quantity and quality.

Our compensation program for NEOs includes three components: (1) base salary, (2) an equity-based long-term incentive plan in the form of restricted common stock and (3) perquisites at levels that are competitive in the marketplace and appropriate for the roles of the NEOs. The incentive-based component of our compensation program is designed to be clear, transparent and understandable to investors and recipients. This is intended to simplify analysis by our shareholders, as well as to emphasize the critical importance of a long-term focus in the water and wastewater utility industry on financial and operational performance.

Components of Our Compensation Program

The Compensation Committee analyzes the level and relative mix of executive compensation elements by component (e.g., base salary, incentives, and benefits) and in the aggregate. The Compensation Committee has generally established the 50th percentile of peer comparators and survey data as the target for base salary, incentive compensation and total compensation. The Compensation Committee generally seeks to undertake a comprehensive review of the executive compensation program approximately every three years. The Chief Executive Officer provides recommendations to the Committee relating to base compensation changes relative to the NEOs, other than himself. Based on this analysis, the Compensation Committee reviews, challenges and recommends each NEO’s compensation, subject to approval by the full Board.

When evaluating the components comprising total compensation, the Compensation Committee considers, among other things, general market practices and the alignment of incentive awards with strategic objectives and Company operational and financial performance. The Compensation Committee seeks to create appropriate incentives to promote service quality and shareholder value without encouraging behaviors that result in inappropriate risk taking.

Base Salary. Base salary is designed to provide a reasonable level of predictable compensation commensurate with market standards of the position held, adjusted for specific job responsibilities assigned, individual experience and demonstrated performance. NEOs are eligible for periodic adjustments to their base salary based on these factors. The Compensation Committee reviews and recommends to the Board any base salary changes for NEOs, including the Chief Executive Officer. Adjustments are made upward or downward for each NEO’s specific experience, responsibilities and performance, estimated value in the marketplace and the Committee’s judgment of each NEO’s contribution to the success of the Company.

Incentives. The Company does not have any formal plan or program that provides for cash or other form of short-term incentive compensation for NEOs other than dividends on restricted stock awards that are not yet vested. The Company has a long-term incentive plan in the form of restricted Company common stock (the Restricted Stock Plan). Awards under this plan are considered on an annual basis and are based on the achievement of certain financial and operational goals. The value of the restricted shares is determined as of the date vesting occurs, generally five years from the date of issue. There is no provision in the Restricted Stock Plan that specifically addresses re-pricing or cash buyouts relative to restricted stock awards, however, such practices are prohibited as a matter of policy and have never been employed.

The Restricted Stock Plan is designed to compensate the NEOs for executing specific financial and non-financial elements of the Company’s business plan. The target award is comprised of a single corporate financial goal, in addition to one or more individual non-financial performance goals. The corporate financial goal for 2014, for which incentive compensation was awarded in 2015, was budgeted Income Before Income Taxes. The corporate financial goal comprised 60% of the target award for NEOs other than the President and Chief Executive Officer, whose corporate financial goal comprised 80% of his target award. The remaining portion of the target award for all NEOs is based upon the level of achievement of the individual non-financial performance goals. The non-financial individual performance goals are intended to further incent the NEOs to implement operational, technical, management and other initiatives that benefit the Company’s customers and shareholders, and which require effort and achievement above and beyond what would normally be required as part of the NEO’s base job responsibilities.

Middlesex Water Company                 19                2016 Proxy Statement

The Compensation Committee evaluates the reasonableness of attaining designated incentive goals relative to the importance of such goals to the overall mission and strategies of the Company and the required effort to achieve such goals. The Committee recognizes that some level of calculated risk is required to achieve business objectives that ultimately benefit shareholders and customers; however, the Committee discourages taking risk that, in the judgment of the Board, is inappropriate relative to the expectations of our shareholders and regulators. Delivered performance during the applicable measurement period may exceed or fall short of the targets, resulting in the NEO receiving an incentive award that is above or below the initial targeted level. Annual incentive awards granted in prior years are not taken into account by the Compensation Committee in the process of setting performance targets or in evaluating achievements for the current year.

Incentive-based awards are subject to the Company’s “clawback” policy. Such policy requires that incentive-based awards are subject to return to the Company, in whole or in part, if a financial statement restatement occurs within the three calendar years subsequent to an award, whereby such restatement effectively negates the previous achievement of financial targets that precipitated such prior award. Awards made to any and all NEOs are subject to the provisions of the clawback policy.

Our policy prohibits any Director or NEO from buying or selling Company Common Stock without obtaining prior approval from our Corporate Secretary and General Counsel. This policy is designed to help assure that the Directors and NEOs will not trade in our securities at a time when they are in possession of inside information. In addition, our policy prohibits our Directors and NEOs from hedging the economic risk of stock ownership.

In evaluating actual performance relative to the established corporate financial goal, the Compensation Committee may, at its discretion, exclude individual items that are either additive or deductive which are considered non-recurring in nature. Such items are generally presumed to be infrequent. In addition, the Compensation Committee may increase or decrease a Restricted Stock award based upon additional consideration of a NEO’s performance or achievements.

In 2015, the Compensation Committee evaluated achievement of the corporate financial goal for 2014. The Compensation Committee evaluated actual 2014 Income Before Income Taxes and determined that there were no non-recurring items in 2014 that should be considered in the determination of the level of achievement of the 2014 corporate financial goal. Based on the Company’s reported 2014 Income Before Income Taxes, the Compensation Committee determined that threshold financial performance was met in 2014 and awards were made to the NEOs related to the 2014 corporate financial goal. Detailed explanation of the factors contributing to 2014 financial performance are articulated in the Management’s Discussion and Analysis of Financial Condition and Results of Operations in the Company’s 2014 Annual Report to Shareholders. Separately, the Compensation Committee also evaluated the level of achievement of the individual personal performance goals relative to the contribution to the various customer-related, strategic, competitive, operational and management objectives referenced above.

Broad-based Benefits. NEOs are provided with certain health and welfare benefits available to all qualifying employees of the Company, as well as selected fringe benefits and perquisites, not generally available to all employees of the Company.

The following summarizes the broad-based benefits in which the NEOs were eligible to participate in 2015:

•	Defined benefit pension plan (see page 24 for description of limitations to participation in this Plan),
•	Defined contribution 401(k) retirement plan,
•	Health insurance coverage (all employees share in the cost of such coverage),
•	Disability insurance coverage.

Group term life insurance coverage (premiums associated with coverage above $50,000 are reported as taxable income to all eligible employees per Internal Revenue Service regulations)

Executive Benefits and Perquisites. The NEOs received the following fringe benefits and perquisites in 2015:

•	Use of a Company-owned vehicle. The cost of operation and maintenance of such vehicle is borne by the Company. The value of any personal use of such vehicle is reported as taxable income to the executive,
•	Use of a Company-owned cellular telephone, generally for business purposes,
•	Group term life insurance coverage of 1.5x base salary (amount in excess of coverage generally available to all employees, for which premiums are reported as taxable income to the executive),
•	Participation in a Supplemental Executive Retirement Plan (see below for description of limitations to participation in this Plan).

The Compensation Committee formally reviews all components of executive compensation on an annual basis, as well as on an interim basis, as deemed necessary.

Supplemental Executive Retirement Plan. Certain of the Company’s NEOs are eligible to participate in a non-qualified Supplemental Executive Retirement Plan (SERP) at the discretion of the Board. A participant, who retires on their normal retirement date, as defined in the SERP, is entitled to an annual retirement benefit of up to 75% of compensation, as defined in the SERP, generally reduced by the primary social security benefit, and further reduced by any benefit payable from the Company’s qualified defined benefit pension plan. Further reductions are made for certain retirement benefits from prior employment, where such benefits have accrued. The maximum annual retirement benefit to which two of the six eligible executives may be entitled is 50% of compensation.

Offsetting amounts related to Social Security and other benefit plans are calculated similarly for all NEOs. Generally, a participant is vested in the SERP at ten (10) years of service in the case of retirement, and in the event of a Change in Control, as described further herein. A participant’s right to receive benefits under the SERP generally commences upon retirement, to their beneficiary at death, and in connection with a Change in Control, upon termination under the circumstances described in the SERP.

Benefits are generally payable upon achieving Normal Retirement, as defined in the SERP, for fifteen (15) years, either to the participant or the participant’s beneficiary. A reduced benefit may be received upon Early Retirement, as defined in the SERP, after age 62 and before age 65. Retirement benefits may also be in the form of a single life annuity, joint and 50% survivor’s annuity, joint and 100% survivor’s annuity, single life annuity with a ten (10) year certain period or single life annuity with a fifteen (15) year certain period, paid on an actuarial equivalent basis.

Middlesex Water Company                 20                2016 Proxy Statement

The Company is not obligated to set aside or earmark any monies or other assets specifically for the purpose of funding the SERP, except that upon a Change in Control, the Company would be obligated to make contributions to a trust anticipated to be sufficient to meet the obligations under the SERP. Absent a Change in Control, benefit payments are in the form of an unfunded general obligation of the Company.

Exceptions to Usual Procedures. The Compensation Committee may recommend to the full Board that they approve the payment of special cash compensation to one or more NEOs, in addition to payments approved during the annual compensation-setting cycle. The Committee may make such a recommendation if it believes it would be appropriate to reward one or more NEOs in recognition of contributions to a particular project or initiative, or in response to customer, competitive or other factors that were not addressed during the recurring annual compensation-setting cycle or, that may have changed since the annual compensation-setting cycle.

Stock Ownership and Holding Requirements
Named Executive Officer	Stock Ownership and Holding Requirement
Dennis W. Doll	3.0 X Base Salary
A. Bruce O’Connor	1.5 X Base Salary
Richard M. Risoldi	1.5 X Base Salary
Gerard L. Esposito	1.0 X Base Salary
Bernadette M. Sohler	1.0 X Base Salary

The Company established formal stock ownership and holding requirements for NEOs in 2012 whereby, a formal beneficial Common Stock ownership and holding requirement of 3.0 times base salary has been established for the CEO, intended to be achieved within five years. As of December 31, 2015, the CEO retains a beneficial stock ownership level in excess of 3.0 times base salary through a combination of personal purchases of stock on the open market and awards of restricted stock under the Company’s incentive compensation program. A beneficial stock ownership and holding requirement of 1.5 times base salary has been established for the Chief Financial Officer and Chief Operating Officer. A beneficial stock ownership and holding requirement of 1.0 times base salary has been established for all other NEOs. A portion of the shares that are under the beneficial ownership of each NEO is in the form of unvested restricted stock, to which the executive does not acquire unrestricted title until such restricted stock awards fully vest.

Employment Agreements. The Company does not have employment agreements with any of the NEOs other than in conjunction with a Change in Control, as detailed elsewhere in this Proxy Statement. All NEOs are “at will” employees.

Compensation Committee Amy B. Mansue, Chair Steven M. Klein John R. Middleton, M.D. Jeffries Shein

Middlesex Water Company                 21                2016 Proxy Statement

SUMMARY COMPENSATION TABLE
The following table details compensation earned or accrued by our NEOs for the three years ended December 31, 2015, 2014 and 2013, respectively.
Name and Principal Position	Year	(1) Salary ($)	(2) Stock Awards ($)	(3) Change in Pension Value and Non-Qualified Deferred Comp. Earnings ($)	(4) All other Compensation ($)	Total ($)
Dennis W. Doll	2015	485,802	271,936	86,044	47,391	891,173
Chairman, President and	2014	491,855	257,692	271,641	40,742	1,061,930
Chief Executive Officer	2013	461,958	191,690	0	32,701	686,349

A. Bruce O’Connor	2015	273,979	88,788	73,669	26,850	463,286
Vice President-Treasurer and	2014	277,392	84,810	299,347	26,352	687,901
Chief Financial Officer	2013	260,531	70,405	0	24,254	355,190

Richard M. Risoldi	2015	273,979	88,788	100,678	28,617	492,062
Vice President-Operations	2014	277,392	84,810	337,456	27,865	727,623
and Chief Operating Officer	2013	260,531	63,600	0	23,654	347,784

Gerard L. Esposito	2015	189,906	28,539	141,971	20,071	380,487
President	2014	192,272	31,503	197,334	21,853	442,963
Tidewater Utilities, Inc.	2013	180,581	26,776	0	21,853	229,210

Bernadette M. Sohler	2015	183,592	39,660	43,279	20,246	286,777
Vice President	2014	185,879	37,405	209,128	18,872	451,284
Corporate Affairs	2013	174,577	30,994	8,796	16,046	230,413

(1)	The base salary decrease in 2015 reflects 26 pay periods in 2015, as opposed to 27 in 2014.

(2)	Reflects the value of Restricted Stock Plan awards in the applicable year. These awards generally do not vest to the participants until the expiration of five years from the date of such award. During such five-year period, the participants have contingent ownership of such shares, including the right to vote the same and to receive dividends thereon.

(3)	Represents the aggregate change in the actuarial present value of the accumulated benefit under our defined benefit pension plan. The amounts are largely due to changes in the levels of qualifying compensation and an additional year of credited service. The increases for 2014 were driven by reductions in the discount rate from 4.87% in 2013 to 3.91% in 2014 applied to calculate the benefit and from the adoption of the latest mortality tables (RP-2014) issued by the Society of Actuaries. A zero is shown in those cases where the present value of accumulated benefits declined for 2013 due to the impact of the increase in the discount rate used to value the benefit from 3.99% in 2012 to 4.87% in 2013. The present value of accumulated benefits declined by $32,952, $146,124, $85,123 and $141,498 for Mr. Doll, Mr. O’Connor, Mr. Risoldi and Mr. Esposito, respectively. Neither the increase nor the decrease in pension value resulting from changes in the discount rate results in any increase or decrease in benefits payable to participants under the plans, other than additional credited service years for the passage of time. The Company does not have any nonqualified deferred compensation plans or related earnings.

(4)	The detail of “All Other Compensation” recognized for the benefit of the NEOs is set forth on Schedule A, as supplemental information to the Summary Compensation Table.

SCHEDULE - A SUMMARY - ALL OTHER COMPENSATION
The following table details all other compensation earned or accrued for the three years ended December 31, 2015, 2014 and 2013, respectively.
		Dividends on Restricted Stock	Personal Automobile Use	(5) Group Term Life Insurance Premiums	(5) 401(K) - Employer Match	Spouse Travel	Total - All Other Compensation
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)
Dennis W. Doll	2015	27,114	2,724	7,263	9,274	1,016	47,391
Chairman, President and	2014	19,326	3,918	7,346	9,111	1,120	40,742
Chief Executive Officer	2013	11,456	3,918	6,894	8,924	1,509	32,701

A. Bruce O’Connor	2015	11,129	2,478	3,983	8,805	455	26,850
Vice President-Treasurer and	2014	9,098	3,612	4,026	8,670	1,025	26,352
Chief Financial Officer	2013	6,854	3,612	3,775	8,804	1,208	24,254

Richard M. Risoldi	2015	10,557	4,534	3,983	8,927	616	28,617
Vice President-Operations	2014	8,406	6,546	4,026	7,897	1,309	27,865
and Chief Operating Officer	2013	3,195	6,195	8,960	6,288	-	24,898

Gerard L. Esposito	2015	4,547	4,807	3,960	6,545	212	20,071
President	2014	4,993	4,749	4,103	6,729	1,097	21,853
Tidewater Utilities, Inc.	2013	4,088	4,749	3,895	6,320	813	18,642

Bernadette M. Sohler	2015	4,892	5,939	2,584	5,928	903	20,246
Vice President	2014	4,236	4,112	1,396	6,505	1,270	16,046
Corporate Affairs	2013	3,209	4,112	1,308	6,110	1,041	14,691

(5)  The benefits available to the NEOs under these programs are also available to all other employees of the Company.

Middlesex Water Company                 22                2016 Proxy Statement

GRANTS OF PLAN-BASED AWARDS *
The following table details information relative to grants of plan-based awards to the NEOs under our Restricted Stock Plan during the year ended December 31, 2015.
Name	Grant Date	Stock Awards: Number of Shares or Units
		(#)
Dennis W. Doll	7/1/2015	12,006
A. Bruce O’Connor	7/1/2015	3,920
Richard M. Risoldi	7/1/2015	3,920
Gerard L. Esposito	7/1/2015	1,260
Bernadette M. Sohler	7/1/2015	1,751

*The Company does not employ the use of stock options.

STOCK VESTED DURING 2015*
The following table details information regarding the vesting of stock awards as of December 31, 2015.
	Stock Awards
Name	Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Dennis W. Doll	452	10,740
A. Bruce O’Connor	472	11,215
Richard M. Risoldi	235	5,584
Gerard L. Esposito	482	11,452
Bernadette M. Sohler	429	10,193
*The Company does not employ the use of stock options.

OUTSTANDING EQUITY AWARDS
The following table represents outstanding restricted stock awards as of December 31, 2015.
	Shares of stock that have not vested	Market value of shares of stock that have not vested
Name	(#)	($)
Dennis W. Doll	28,994	769,501
A. Bruce O’Connor	12,482	331,272
Richard M. Risoldi	11,685	310,120
Gerard L. Esposito	5,346	141,883
Bernadette M. Sohler	5,529	146,740

PENSION BENEFITS
The following table details the present value of accumulated benefits that have accrued under the Qualified Defined Benefit Pension Plan (Qualified Plan) and the SERP as of December 31, 2015.
Name	Plan	Years of Credited Service	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Dennis W. Doll	MWC Qualified Plan	11	437,598	—
	MWC SERP	11	1,752,240	—
A. Bruce O’Connor	MWC Qualified Plan	26	1,079,038	—
	MWC SERP	26	263,636	—
Richard M. Risoldi	MWC Qualified Plan	26	1,132,975	—
	MWC SERP	26	300,712	—
Gerard L. Esposito	MWC Qualified Plan	17	741,249	—
	MWC SERP	17	462,221	—
Bernadette M. Sohler	MWC Qualified Plan	21	595,467	—
	MWC SERP	21	—	—

Middlesex Water Company                 23                2016 Proxy Statement

All employees, hired before April 1, 2007, including the NEOs, who receive pay for a minimum of 1,000 hours during the calendar year, are participants in the Company’s Qualified Plan. Under the noncontributory Qualified Plan, current service costs are funded annually as required under Internal Revenue Service guidelines by the Qualified Plan. The Company’s annual contribution is determined on an actuarial basis. Benefits are measured from the member’s entry date and accrue to normal retirement date or date of early retirement. Benefits are calculated, at normal retirement, at 1.25% of pay up to the employee’s Social Security benefit integration level, plus 1.9% of such excess pay, multiplied by anticipated total years of service to normal retirement date, capped at 35 years of such excess pay, multiplied by years of service achieved and not to exceed number of years of service achieved at normal retirement date of age 65. Average pay is the highest annual average of total pay during any 5 consecutive years within the 10 calendar-year period prior to normal retirement date. The benefit amounts are not subject to any deduction for Social Security benefits or other offset amounts. The benefits under the SERP are described on page 20 of this Proxy Statement.

All NEOs are eligible to receive early retirement benefits under the Qualified Plan and the SERP only in the event of their retirement. If Messrs. Doll, O’Connor, Risoldi or Ms. Sohler elected to receive early retirement benefits under the Qualified Plan, such benefits would be at a reduced level as defined under the Qualified Plan for any eligible employee who elects early retirement prior to age 62. If Messrs. Doll, O’Connor, Risoldi, Esposito or Ms. Sohler elected to receive early retirement benefits under the SERP (defined as retirement prior to age 65 but after age 62), such benefits would be at a reduced level as defined under the SERP. No lump sum payment of accumulated retirement benefits is provided under the Qualified Plan or the SERP.

Employees hired after March 31, 2007 are not eligible to participate in the Qualified Plan, but do participate in a defined contribution plan that provides an annual contribution, at the discretion of the Company, based upon a percentage of the participants’ compensation.

POTENTIAL PAYMENTS UPON CHANGE IN CONTROL

The Company has Change in Control Agreements with the NEOs. These agreements generally provide that if the executive is terminated by the Company, other than for death, disability, retirement, Cause (as defined in the agreement), or if the executive resigns for Good Reason (as defined in the agreement) within three (3) years after a Change In Control of the Company, also as defined in the agreement, the executive is entitled to receive, (a) a lump sum severance payment equal to three (3) times the executive’s average annual total compensation, as defined in the agreement for the five (5) years prior to the termination; (b) continued coverage for three (3) years under any health or welfare plan in which the executive and the executive’s dependents were participating; and (c) an additional amount equal to the amount of federal Excise Tax, if any, that is due or determined to be due resulting from the severance payments or any other payments under the agreement. The Company has no non-Change in Control severance arrangements. The Company does not gross-up for any other federal or state tax under any other agreement or plan. The benefits under any health or welfare benefit plan could end earlier than three (3) years from the date of termination and would end on the earlier of (i) the date the executive becomes covered by a new employer’s health and welfare benefit plan, or (ii) the date the executive becomes eligible for Medicare. Also, coverage for the executive’s dependents could end earlier than any of these dates if required by the health or welfare benefit plan due to age eligibility.

In addition to the benefits to be paid to the executive as noted above, on or before the third anniversary of the Change in Control, the Company shall pay the executive any deferred compensation, including, but not limited to, deferred bonuses allocated or credited to the executive as of the date of termination. Also, any outstanding restricted stock grants awarded to the executive under the Company’s stock plans, which are not vested on termination, shall immediately vest.

A Change in Control may also lead to the payment of benefits to the NEOs and other Executive Officers, who participate in the SERP. Under the SERP, if an executive leaves the Company’s employ, under the terms of a Change In Control agreement within five years of the Change in Control under any of the following circumstances: (a) the executive’s employment with the Company is terminated by the Company other than for cause; (b) the nature and scope of the executive’s duties or activities with the Company or its successor are reduced to a level significantly below that which the executive had enjoyed immediately prior to the Change in Control; (c) the executive’s base salary is reduced; or (d) if the Change in Control is preceded by the Company terminating the executive’s employment with the Company without cause during the six-month period prior to the occurrence of the Change in Control, the executive shall be entitled to receive an annual retirement benefit equal to 75% of the executive’s Compensation (and in some cases, 50% of Compensation) reduced by certain other benefits as more particularly set forth in the SERP. Such annual retirement benefits shall commence within sixty days after the later of (a) the executive’s Normal Retirement Date, or (b) the executive’s retirement or termination of employment with the Company or its successor. Unless the executive elects and receives approval of an alternative form of payment under the SERP, the executive shall receive the annual retirement benefit each year for fifteen years payable in monthly installments.

Notwithstanding the foregoing, if an executive leaves the Company’s employ under the terms of a Change In Control agreement and within the time frame, and for the reasons discussed above, then, at the executive’s sole option, the executive may elect to receive a reduced benefit equal to 75% of the executive’s Compensation (and in some cases, 50% of Compensation) reduced by certain other benefits as prorated as set forth in the SERP. The following table indicates the potential value the NEOs would receive in connection with termination by the Company within three years after a Change in Control of the Company. All scenarios use December 31, 2015, the last business day of the Company’s last completed fiscal year, as the date for the triggering event set forth in the schedule. Additionally, the potential values to each of the NEOs also include the present value of accumulated benefits under the SERP assuming that each NEO made an election to receive such benefits within sixty days after the executive terminates employment with the Company or its successor.

Name	Compensation Paid During Calendar Year 2015 (using definition of “Compensa- tion” under the Agreement)	Termination Before Third Anniversary (1)
Dennis W. Doll	$608,018	$4,049,568
A. Bruce O’Connor	$326,481	$1,806,303
Richard M. Risoldi	$323,333	$1,778,729
Gerard L. Esposito	$213,615	$1,037,614
Bernadette M. Sohler	$205,587	$ 987,238

(1)	Compensation and other benefits paid following termination on or before the third anniversary of the Change in Control.

Middlesex Water Company                 24                2016 Proxy Statement

PROPOSAL 2

NON-BINDING PROPOSAL TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Section 14A of the Exchange Act, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the “Dodd-Frank Act,” enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. As previously disclosed, the Board has determined that it will hold an advisory vote on the compensation of our NEOs on an annual basis. The Compensation of our NEOs is described in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative on pages 17-24 of this Proxy Statement.

The Compensation Committee of the Board is responsible for making recommendations to the full Board with respect to the compensation of the NEOs, including the Chief Executive Officer. As part of these duties, the Committee administers the Company’s equity-based incentive compensation plan and conducts an annual performance review of the Chief Executive Officer and, in consultation with the Chief Executive Officer, reviews the performance of the other NEOs. The Board has ultimate authority to determine the compensation of all NEOs, including the Chief Executive Officer.

The overall objectives of the Company’s compensation program are to retain, motivate, and reward employees and officers (including the NEOs) for short- and long-term performance, and to provide competitive compensation to attract appropriate talent to the Company. The methods used to achieve these goals for NEOs are influenced by the compensation and employment practices of our peers and competitors within the utilities industry, and elsewhere in the marketplace, for executive talent. Other considerations include each NEO’s individual performance in achieving both financial and non-financial corporate goals.

Based on its review of the total compensation of our NEOs for fiscal year 2015, the Compensation Committee believes that the total compensation for each of the NEOs is reasonable and effectively achieves the objective of aligning compensation with performance measures directly related to our financial goals and creation of shareholder value without encouraging NEOs to take unnecessary or excessive risks.

The CD&A section of this Proxy Statement and the accompanying tables and narrative provide a comprehensive review of NEO compensation objectives, program and rationale. We urge you to read this disclosure before voting on this proposal, the approval of which is included as Proposal 2 in this Proxy Statement. This advisory vote is typically referred to as a “say-on-pay” vote.

For the reasons stated above, the Board is requesting your non-binding approval of the following resolution:

“Resolved, that the compensation of NEOs, as disclosed in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative on pages 17-24 of this Proxy Statement, is approved.”

Your vote on this proposal will be non-binding and will not be construed as overruling a decision by the Board. Your vote will not create or imply any change to fiduciary duties or create or imply any additional fiduciary duties for the Board. However, the Board values the opinions that our shareholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions as it deems appropriate.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2,
THE NON-BINDING ADVISORY PROPOSAL APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Middlesex Water Company                 25                2016 Proxy Statement

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is comprised solely of independent Directors. The Committee for the year 2015 was Steven M. Klein, Chairman, Amy B. Mansue and John R. Middleton, M.D. Mr. Klein serves as Audit Committee Chair and is the designated Audit Committee Financial Expert, as defined by the Securities and Exchange Commission. John C. Cutting, Ph.D. served on the Audit Committee until his retirement from the Board in May 2015. Kim C. Hanemann, named to the Board in January 2016, has been appointed to serve on the Audit Committee for 2016 with fellow Directors Klein, Mansue and Middleton. The Audit Committee operates under a written Charter adopted by the Board which is reviewed and adopted annually by the Audit Committee and the Board. The Charter is available on the Company’s website at www.MiddlesexWater.com.

Management is responsible for the Company’s consolidated financial statements and internal controls. The Company’s independent accountants, Baker Tilly Virchow Krause, LLP (Baker Tilly), are responsible for performing an integrated independent audit of the Company’s annual consolidated financial statements and internal controls over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) (United States) and for issuing reports thereon. The Audit Committee’s responsibility is to oversee the quality and integrity of the Company’s accounting, auditing and financial reporting practices.

In this context, the Audit Committee has met with the independent accountants without management present. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated audited financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants the matters required to be discussed under the rules adopted by the PCAOB, which included as applicable:

  Significant issues with regard to the independent accountant’s appointment or retention;
  Significant risks identified during the independent accountant’s risk assessment procedures;
  Significant changes to the independent accountant’s planned audit strategy or to the significant risks originally identified;
  Significant accounting policies and practices and significant unusual transactions;
  Critical accounting policies and practices;
  Critical accounting estimates;
  The independent accountant’s evaluation of the quality of the entity’s financial reporting;
  Other information in documents containing audited financial statements;
  Difficult or contentious matters for which the
  independent accountant was consulted;
  Management’s consultations with other accountants;
  Going concern consideration;
  Uncorrected and corrected misstatements;
  Material written communications between the Company and the independent accountant; and
  Significant difficulties encountered in performing the audit.

The independent accountants also provided to the Audit Committee the written disclosures required by the applicable rules of the PCAOB, and the Audit Committee discussed with the independent accountants the firm’s independence with respect to Middlesex Water Company and its management. The Audit Committee has the sole authority to pre-approve permitted non-audit services performed by the independent accountants and has considered whether the independent accountants’ provision of non-audit services to the Company is compatible with maintaining their independence.

Based on the Audit Committee’s discussions with management and the independent accountants, the Audit Committee’s review of the audited financial statements, the representations of management regarding the audited financial statements and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, for filing with the SEC.

The Audit Committee also discussed with management the process used for the establishment and maintenance of disclosure controls and procedures in quarterly and annual reports which is required by the SEC and the Sarbanes-Oxley Act of 2002, for certain of the Company’s filings with the SEC.

Audit Committee Steven M. Klein, Chairman Kim C. Hanemann Amy B. Mansue John R. Middleton, M.D.

Middlesex Water Company                 26                2016 Proxy Statement

PROPOSAL 3

RATIFICATION OF APPOINTMENT BY THE AUDIT COMMITTEE OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The shares represented by the proxies will be voted for ratification of the appointment by the Audit Committee of Baker Tilly Virchow Krause, LLP (Baker Tilly) as our independent registered public accounting firm, to issue a report to the Board and shareholders on our financial statements for the fiscal year ending December 31, 2016.

Although submission of the appointment of an independent registered public accounting firm to shareholders for ratification is not required by law or regulation, the Board is submitting the selection of an independent registered public accounting firm for shareholder ratification. Under the Sarbanes-Oxley Act of 2002 and the rules of the SEC promulgated thereunder, the Audit Committee is solely responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. Representatives of Baker Tilly are expected to be present at the Annual Meeting and will be afforded an opportunity to make a statement, if they so desire, and to respond to appropriate questions.

The affirmative vote of a majority of the votes cast by shareholders in person or represented by proxy, at the Annual Meeting is required for the approval of this Proposal. The Board has not determined what action it would take if the shareholders do not approve the selection of Baker Tilly, but may reconsider the selection if the shareholders’ action so warrants. Even if the selection is ratified, the Audit Committee, exercising its own discretion, may select different auditors at any time during the year if it determines that such a change would be in the Company’s best interests and in the best interests of shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3,
THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY VIRCHOW KRAUSE, LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

Baker Tilly was previously approved and appointed by the Audit Committee as the Company’s independent registered public accounting firm for the years ended December 31, 2015 and 2014. Aggregate fees billed to the Company for the years ended December 31, 2015 and 2014 by Baker Tilly are as follows:

	2015	2014
Audit Fees {a}	$385,754	$382,571
Audit-Related Fees	–	–
Total Audit and Audit-Related Fees	385,754	382,571
Tax Fees {b}	25,618	23,500
All Other Fees	–	–
Total Fees	$411,372	$406,071

{a}	Audit fees were incurred for audits of the financial statements and internal control over financial reporting of the Company, an audit of the financial statements of a subsidiary of the Company, reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q and services provided in connection with the Company’s July 2015 Registration Statement on Form S-3.

{b}	Tax fees were incurred for the preparation of the Company’s tax returns.

The Audit Committee has established pre-approval policies and procedures for all audit and non-audit services to be performed by Baker Tilly. The Audit Committee approves 100% of the services related to Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees in excess of $5,000.

Middlesex Water Company                 27                2016 Proxy Statement

SECURITY OWNERSHIP

SECURITY OWNERSHIP OF DIRECTORS, MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of March 28, 2016, the number of shares of Middlesex Water common stock beneficially owned by the elected Directors, Executive Officers named in the table appearing under Executive Compensation, and all elected Directors and Executive Officers as a group. All Directors own stock in Middlesex Water Company. Jeffries Shein owned 2.04% of the shares outstanding as of March 28, 2016. All other individual elected Directors and Executive Officers owned less than 3.46% of the shares outstanding on March 28, 2016.

Name	Total Shares Beneficially Owned (1)
Directors
James F. Cosgrove, Jr. Cosgrove, Jr.	4,779
Kim C. Hanemann	100
Steven M. Klein	4,326
Amy B. Mansue	5,500
John R. Middleton, M.D.	13,516
Walter G. Reinhard	9,118
Jeffries Shein	331,421

Named Executive Officers
Dennis W. Doll	73,533
A. Bruce O’Connor	47,799
Richard M. Risoldi	32,472
Gerard L. Esposito	20,835
Bernadette M. Sohler	9,504
All elected Directors and Executive Officers as a group including those named above. (14 people)	559,958*
(1)	Beneficial owner has the sole power to vote such shares.

*	Represents 3.45% of the shares outstanding on March 28, 2016. Percentage of each individual is based on 16,240,167 shares outstanding as of March 28, 2016.

Section 16(A) Beneficial Ownership Reporting Compliance

Under Section 16 of the Securities Exchange Act of 1934, Officers and Directors, and certain beneficial owners of the Company’s equity securities are required to file reports of ownership and changes in ownership with the SEC on specified due dates. Based solely on a review of the copies of these reports furnished to us, we believe that all filing requirements applicable to such Officers and Directors (we are not aware of any five percent holder) were met during 2015.

Other Security Holders

The following table sets forth as of March 28, 2016, certain information with respect to the beneficial ownership of shares of Common Stock by each person or group we know to beneficially own more than five percent of the outstanding shares of such stock.

Name and Address of Beneficial Owners	Number of Shares	Percent of Class
BlackRock Institutional Trust Company
400 Howard Street
San Francisco, CA 94105	1,033,847 (1)	6.37%

(1)	This information is based on a Schedule 13F Combined filed with the SEC on December 31, 2015 by BlackRock Fund Advisors.

OTHER MATTERS

The Board does not intend to bring any other matters before the Annual Meeting and has no reason to believe any will be presented for consideration at the Annual Meeting. If, however, other matters properly do come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in their discretion on such matters.

Electronic Access to Proxy Materials and Annual Reports

Our Proxy Statement and Annual Report are available on the Investor Relations section of our website at www.MiddlesexWater.com and the following website www.proxyvote.com. Paper copies of these documents may be requested by contacting our Corporate Secretary in writing at the Office of the Corporate Secretary, Middlesex Water Company, 1500 Ronson Road, P.O. Box 1500, Iselin, New Jersey 08830-0452. The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and files an Annual Report on Form 10-K with the Securities and Exchange Commission. Additional copies of the 2015 Annual Report on Form 10-K filed by the Company, including the financial statements and schedules, but without exhibits, can be mailed without charge to any shareholders. The exhibits are obtainable from the Company upon payment of the reasonable cost of copying such exhibits.

Minutes of 2015 Annual Meeting of Shareholders

The minutes of the 2015 Annual Meeting of Shareholders will be submitted at the Annual Meeting for the correction of any errors or omissions but not for the approval of the matters referred to therein.

Middlesex Water Company                 28                2016 Proxy Statement

1500 Ronson Road
Iselin, New Jersey 08830-0452

732-634-1500

MiddlesexWater.com

FROM GARDEN STATE PARKWAY (NORTH OR SOUTH):

Take Exit 131 to fourth traffic light. Turn right onto Middlesex-Essex Turnpike and proceed (about 1/2 mile) to third traffic light (Gill Lane). Turn right and go (about 1 mile) under railroad underpass and make right onto Ronson Road. Proceed past three large mirror-sided office buildings on the right. At the sign, make a right into Middlesex Water Company.

FROM NEW JERSEY TURNPIKE (NORTH OR SOUTH):

Take Exit 11 onto the Garden State Parkway North and follow above directions.

FROM US ROUTE NO. 1 (NORTH OR SOUTH):

Proceed to the Woodbridge Center area and follow signs to Gill Lane. When on Gill Lane, make a left turn onto Ronson Road and follow above directions.

MIDDLESEX WATER COMPANY

1500 RONSON ROAD
ISELIN, NJ 08830

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Kim C. Hanemann 02 Steven M. Klein 03 Amy B. Mansue 04 Walter G. Reinhard

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. To provide a non-binding advisory vote to approve named executive officer compensation.	☐	☐	☐
3. To ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.	☐	☐	☐

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000284744_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report are available at www.proxyvote.com

MIDDLESEX WATER COMPANY
Annual Meeting of Shareholders
May 24, 2016
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) James F. Cosgrove and Jeffries Shein or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Middlesex Water Company that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11:00 a.m., on May 24, 2016, at Middlesex Water Company, 1500 Ronson Road, Iselin, NJ 08830, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR THE APPROVAL, BY NON-BINDING VOTE, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AND FOR RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000284744_2 R1.0.1.25